EXHIBIT 99.1
                                   ------------


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                October 25, 2001

--------------------------------------------------------------------------------
                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                $75,933,000 (approximate) OF SENIOR CERTIFICATES
                    ABN AMRO MORTGAGE CORPORATION, DEPOSITOR
          MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7


--------------------------------------------------------------------------------
                           FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------
o Offering consists of approximately $75,933,000.00 of senior securities with a Certificate Interest Rate of 6.50% expected to be rated AAA by S&P and Fitch.
o The expected amount of credit support for the senior certificates is 3.0% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of conventional fixed rate 15 year mortgage loans secured by first liens on one to four family residential properties.
o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.
o     The amount of senior certificates is approximate and may vary by up to 5%.
o     The senior certificates structure is expected to be pass-through.


--------------------------------------------------------------------------------
                  Preliminary Mortgage Pool Data (approximate)
--------------------------------------------------------------------------------

Total Outstanding Principal Balance:                                $79,030,490
Number of Mortgage Loans:                                                   178
Average Principal Balance of the Mortgage Loans:                       $443,992
Weighted Average Annual Mortgage Interest Rate:                           6.84%
Expected Servicing Fees for the Mortgage Loans
  (including Master Servicing Fee):                                      25 bps
Weighted Average Maturity:                                                  179
Weighted Average Seasoning:                                                   1
Weighted Average Original Loan-To-Value Ratio:                           63.40%
Primary Residence:                                                        92.69%
FICO                                                                      727.6
Cash-Out Refinance %:                                                     23.5%
Originated Under the Full/Alt Documentation Program                        100%


GEOGRAPHIC DISTRIBUTION:                         TYPE OF DWELLINGS:
California            24.5%                      Single-Family     81.1%
                                                 Detached


--------------------------------------------------------------------------------
                                    KEY TERMS
--------------------------------------------------------------------------------
Issuer:                         ABN AMRO Mortgage Corporation
                                Series 2001-7
Underwriter:                    Goldman, Sachs & Co.
Seller/Servicer:                ABN AMRO Mortgage Group, Inc.
Master Servicer                 ABN AMRO Mortgage Group, Inc.
Trustee:                        The Chase Manhattan Bank
Type of Issuance:               Public
Servicer Advancing:             Yes, subject to recoverability
Compensating Interest:          Yes, to the extent of Master
                                Servicing,  but in no case more  than  1/12th of
                                0.125% of the Pool Scheduled  Principal  Balance
                                for such Distribution Date
Legal Investment:               The senior certificates are SMMEA
                                eligible at settlement
Interest Accrual:               Prior calendar month
Clean Up Call:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans
ERISA Eligible:                 Underwriter's exemption may apply
                                to senior certificates, however
                                prospective purchasers should
                                consult their own counsel
Tax Treatment:                  Single REMIC; senior certificates
                                are regular interests
Structure:                      Senior/Subordinate; shifting
                                interest with a five year
                                prepayment lockout to junior
                                certificates
Expected Subordination:         3.0%
Rating Agencies                 Fitch, Inc. ("Fitch"), and
                                Standard & Poor's ("S&P")
Delivery:                       Senior certificates - DTC


--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------
Expected Settlement:                              October 29, 2001
Cut-off Date:                                      October 1, 2001
First Distribution Date:                         November 25, 2001
Distribution Date:                              25th of each month















This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                October 25, 2001

--------------------------------------------------------------------------------
                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                $381,472,000 (approximate) OF SENIOR CERTIFICATES
                    ABN AMRO MORTGAGE CORPORATION, DEPOSITOR
          MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7





--------------------------------------------------------------------------------
                           FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------
o Offering consists of approximately $381,472,000.00 of senior securities with a Certificate Interest Rate of 7.0% expected to be rated AAA by S&P and Fitch.
o The expected amount of credit support for the senior certificates is 3.0% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of conventional fixed rate 30 year mortgage loans secured by first liens on one to four family residential properties.
o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.
o     The amount of senior certificates is approximate and may vary by up to 5%.
o     The senior certificates structure is expected to be pass-through.

--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL DATA (approximate)
--------------------------------------------------------------------------------
Total Outstanding Principal Balance:                               $397,928,955
Number of Mortgage Loans:                                                   962
Average Principal Balance of the Mortgage Loans:                       $413,648
Weighted Average Annual Mortgage Interest Rate:                           7.29%
Expected Servicing Fees for the Mortgage Loans
(including Master Servicing Fee):                                        25 bps
Weighted Average Maturity:                                                  359
Weighted Average Seasoning:                                                   1
Weighted Average Original Loan-To-Value Ratio:                           73.50%
Primary Residence:                                                        96.96%
FICO                                                                      726.6
Cash-Out Refinance %:                                                     16.6%
Originated Under the Full/Alt Documentation                                100%
Program:


GEOGRAPHIC DISTRIBUTION:                         TYPE OF DWELLINGS:
California            47.6%                      Single-Family     80.9%
                                                 Detached


--------------------------------------------------------------------------------
                                    KEY TERMS
--------------------------------------------------------------------------------
Issuer:                         ABN AMRO Mortgage Corporation
                                Series 2001-7
Underwriter:                    Goldman, Sachs & Co.
Seller/Servicer:                ABN AMRO Mortgage Group, Inc.
Master Servicer                 ABN AMRO Mortgage Group, Inc.
Trustee:                        The Chase Manhattan Bank
Type of Issuance:               Public
Servicer Advancing:             Yes, subject to recoverability
Compensating Interest:          Yes, to the extent of Master
                                Servicing,  but in no case more  than  1/12th of
                                0.125% of the Pool Scheduled  Principal  Balance
                                for such Distribution Date
Legal Investment:               The senior certificates are SMMEA
                                eligible at settlement
Interest Accrual:               Prior calendar month
Clean Up Call:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans
ERISA Eligible:                 Underwriter's exemption may apply
                                to senior certificates, however
                                prospective purchasers should
                                consult their own counsel
Tax Treatment:                  Single REMIC; senior certificates
                                are regular interests
Structure:                      Senior/Subordinate; shifting
                                interest with a five year
                                prepayment lockout to junior
                                certificates
Expected Subordination:         3.0%
Rating Agencies                 Fitch, Inc. ("Fitch"), and
                                Standard & Poor's ("S&P")
Delivery:                       Senior certificates - DTC


--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------
Expected Settlement:                              October 29, 2001
Cut-off Date:                                      October 1, 2001
First Distribution Date:                         November 25, 2001
Distribution Date:                              25th of each month



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.